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                                                                       Exhibit 1

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

                                 $5,000,000,000

                        SECURED MEDIUM-TERM NOTES PROGRAM
                        ING(SM) USA CORENOTES(R) PROGRAM

                             DISTRIBUTION AGREEMENT

                                                            September [__], 2006

Merrill Lynch, Pierce, Fenner & Smith Incorporated   Merrill Lynch International
Four World Financial Center, North Tower             2 King Edward Street
New York, New York 10080                             London EC1A 1HQ England

Each other institution named on Schedule A hereto

Ladies and Gentlemen:

     1. Introductory. ING USA Annuity and Life Insurance Company, an Iowa insurance company (the "Company"), in connection with the Company's Secured Medium-Term Notes Program (the "Institutional Program") and the Company's ING(SM) USA CoreNotes(R) Program (the "Retail Program" and, together with the Institutional Program, the "Programs"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and each other institution named on Schedule A hereto and any institution appointed as an agent pursuant to Section 20 hereof (each, an "Agent" and, collectively, the "Agents") with respect to the secured medium-term notes due between nine months and thirty years from the date of issuance under the Programs (the "Notes") to be offered by separate and distinct issuing entities in the form of special purpose common law trusts from time to time (each, a "Trust" and, collectively, the "Trusts"), each of which shall be formed in a jurisdiction located in the United States of America pursuant to a trust agreement, as amended or modified from time to time, which will adopt and incorporate the standard trust terms (each, a "Trust Agreement"), in each case between U.S. Bank National Association, as trustee (the "Trustee"), and GSS Holdings II, Inc., a Delaware corporation, as trust beneficial owner (the "Trust Beneficial Owner").

     From time to time, upon the formation of a new Trust, in connection with the offer and sale of a particular series of Notes by such Trust, upon execution and delivery of the terms agreement substantially in the form set forth in Section C of the omnibus instrument (the "Terms Agreement") by such Trust and the applicable Agent or Agents specified therein, among others (the "Omnibus Instrument"), such Trust shall become a party hereto in relation to such series of Notes (the time of such execution and delivery referred to herein as such Trust's "Trust Effective Time"), with all the authority, rights, powers, duties and obligations of a Trust as if originally

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"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.

"ING(SM)" is a registered service mark of ING Groep N.V. and is used under license.

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named as a Trust hereunder. Any agreement, covenant, acknowledgment, representation or warranty made by a Trust hereunder shall be deemed to have been made by each Trust at its Trust Effective Time and at the Applicable Time (as defined with respect to the offering of such Trust's series of Notes in the applicable Terms Agreement) for such Trust, unless another time or times are specified herein, in which case such specified time or times shall instead apply.

     Each series of Notes is to be issued pursuant to an indenture, as amended or modified from time to time, which will adopt and incorporate the standard indenture terms (each, an "Indenture"), between the relevant Trust and Citibank, N.A., as indenture trustee (the "Indenture Trustee"). Each Trust shall issue only one series of Notes. As of the date of this Agreement, the Trusts are authorized to issue collectively up to U.S. $5,000,000,000 aggregate initial offering price of Notes (or its equivalent as determined pursuant to Section 5(a)(xviii) hereof) through the Agents, as principal or agent, pursuant to the terms of this Agreement. It is understood, however, that the Company (as depositor and sponsor of the Programs) may from time to time increase the aggregate amount of Notes and that such additional Notes may be sold through the Agents, as principal or agent, pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date of this Agreement.

     Each Trust will use the net proceeds from the sale of its related series of Notes to purchase a funding agreement (each, a "Funding Agreement" and, collectively, the "Funding Agreements") from the Company. The series of Notes issued by a Trust will be secured by the relevant Funding Agreement that will be assigned by such Trust to the Indenture Trustee pursuant to the relevant Indenture with respect to such series of Notes for the benefit of the holders of such series of Notes and any other person for whose benefit the Indenture Trustee is or will be holding the relevant Collateral (as defined in the relevant Indenture). In connection with the sale of a series of Notes, the Company and the relevant Trust will prepare a pricing supplement (the "Pricing Supplement") including or incorporating by reference, among other things, a description of the terms of such series of Notes and the related Funding Agreement and the terms of the offering of such series of Notes.

     If any institution is appointed as an Agent only with respect to a particular series of Notes, such institution shall only be an Agent with respect to such series of Notes. This Agreement provides for the offer of Notes by one or more Trusts (x) to one or more Agents as principal for resale to investors and other purchasers and (y) directly to investors (as may from time to time be agreed to by the Company, such Trust and the relevant Agent), in which case the relevant Agent will act as an agent of such Trust in soliciting offers for the purchase of Notes.

     The Company has filed with the Securities and Exchange Commission (the "Commission") (A) a registration statement on Form S-3 (No. 333-123457), pre-effective amendments nos. 1 and 2 thereto and post-effective amendments nos. 1 and 2 thereto for the registration of Funding Agreements and Notes to be issued through one or more Trusts under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), (B) the related prospectus dated September [__], 2006 covering the Notes to be offered under the Programs (the "Base Prospectus"), (C) the prospectus supplement to the Base Prospectus dated September [__], 2006 covering the Notes offered under the Institutional Program (the "Institutional Prospectus Supplement" and, together with the Base Prospectus, the "Institutional Prospectus") and


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(D) the prospectus supplement to the Base Prospectus dated September [__], 2006 covering the Notes offered under the Retail Program (the "Retail Prospectus Supplement" and, together with the Base Prospectus, the "Retail Prospectus"). The registration statement referred to in clause (A) above (as so amended) has been declared effective by the Commission and the form of Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The Company has filed such post-effective amendments thereto as may be required prior to any acceptance by a Trust of an offer for the purchase of a series of Notes, and each such post-effective amendment has been declared effective by the Commission. Such registration statement, at any relevant time, including the amendments, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations at such time is referred to herein as the "Registration Statement". If the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), or any further registration statement for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit, then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement or any such further registration statement or statements. With respect to the offering of a series of Notes under the Institutional Program, the Institutional Prospectus, and with respect to the offering of a series of Notes under the Retail Program, the Retail Prospectus, in each case including all applicable amendments or supplements thereto and the Pricing Supplement relating to the offering of such series of Notes, in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (or in the form first made available to the applicable Agent(s) by the Company and the applicable Trust for use in confirming sales of such series of Notes), are referred to herein as the "Prospectus". The term "preliminary prospectus" means any preliminary form of the Prospectus, including any such preliminary form included in the Registration Statement. The term "free writing prospectus" has the meaning set forth in Rule 405 of the 1933 Act Regulations. The term "Time of Sale Prospectus" means (1) with respect to the offer and sale of any series of Notes by the applicable Trust under the Institutional Program, the Institutional Prospectus, and (2) with respect to the offer and sale of any series of Notes by the applicable Trust under the Retail Program, the Retail Prospectus, in each case as amended or supplemented from time to time prior to the Applicable Time and together with any preliminary prospectus relating to the offer and sale of such series of Notes prior to the Applicable Time, any Pricing Supplement relating to the offer and sale of such series of Notes prior to the Applicable Time, any Final Term Sheet (as defined in Section 6(a) hereof) relating to the offer and sale of such series of Notes and each free writing prospectus attached as, or identified in, Exhibit F to the applicable Omnibus Instrument and any other information identified in Exhibit F to the applicable Omnibus Instrument in the form furnished to or by the applicable Agent(s) prior to the Applicable Time for use in confirming sales of such series of Notes. All references to the Registration Statement, the Institutional Prospectus, the Retail Prospectus, any preliminary prospectus, any Time of Sale Prospectus and the Prospectus shall also be deemed to include all documents incorporated or deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, any Time of Sale Prospectus, the Prospectus, any preliminary prospectus or any free writing prospectus, or to any amendment or supplement thereto, shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").


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     All references in this Agreement to financial statements and schedules and other information that is "disclosed", "contained", "included" or "stated" (or other references of like import) in the Registration Statement, any Time of Sale Prospectus, the Prospectus, any preliminary prospectus or any free writing prospectus shall be deemed to include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such Time of Sale Prospectus, the Prospectus, such preliminary prospectus or such free writing prospectus, as the case may be. The terms "amend", "amendment" or "supplement" as used herein with respect to the Registration Statement, a Time of Sale Prospectus, the Institutional Prospectus, the Retail Prospectus, the Prospectus, any preliminary prospectus or any free writing prospectus shall be deemed to include all documents subsequently filed with the Commission pursuant to the 1933 Act or the Securities Exchange Act of 1934, as amended ("1934 Act"), that are incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such Time of Sale Prospectus, the Institutional Prospectus, the Retail Prospectus, the Prospectus, such preliminary prospectus or such free writing prospectus, as the case may be.

     2. Appointment as Agent.

     (a) Appointment. Subject to the terms and conditions stated herein, the Company and each Trust hereby agree that Notes will be sold to or through the Agents. Each of the Company and each Trust agrees that it will not appoint any other agents to act on the Trust's behalf, or to assist the Trust, in the placement of the Notes; provided, however, that with respect to transactions in which the sales of Notes will be targeted to institutional purchasers under the Institutional Program, the Company and a Trust may enter into arrangements with other agent(s) not a party to this Agreement provided that such agent(s) enter into an agreement with terms substantially identical to those contained herein. Each of the Company and each Trust agrees that it hereby appoints only Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Retail Agent") to act exclusively on such Trust's behalf or to assist such Trust in connection with transactions in which the sale of Notes will be targeted to retail purchasers under the Retail Program and sold in connection with the CoreNotes(R) website (www.corenotes.ml.com). For purposes of this Agreement, all references to any Agent shall be deemed to include the Retail Agent, unless the context otherwise requires.

     (b) Sale of Notes. The Trusts shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount that shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement and any further registration statement filed for the purpose of registering additional Notes. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement or any such further registration statement.

     (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from any Trust as principal. However, absent an agreement between an Agent and the Company and the relevant Trust that such Agent shall be acting solely as an agent for such Trust, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by such Trust through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time, subject to the terms and conditions stated herein, to purchase Notes from a Trust as principal


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for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from a Trust by an Agent as principal shall be made in accordance with Section 4(a) hereof.

     (d) Solicitations as Agent. If agreed upon between an Agent and the relevant Trust, such Agent, acting solely as an agent for such Trust and not as principal, subject to the terms and conditions stated herein, will use its reasonable efforts to solicit offers for the purchase of Notes. Such Agent, acting solely as agent for the relevant Trust and not as principal, will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company, on behalf of such Trust, may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company on behalf of such Trust in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company on behalf of such Trust. Unless agreed to in writing by the Company, on behalf of such Trust, and such Agent, such Agent shall not have any liability to the Company or such Trust in the event that any such purchase is not consummated for any reason. If such Trust shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company on behalf of such Trust, the Company and such Trust, jointly and severally, shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by such Trust and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

     (e) Reliance. The Company, each Trust and the Agents agree that (i) any series of Notes purchased from a Trust by one or more Agents as principal shall be purchased, and any series of Notes the placement of which an Agent arranges as an agent of such Trust shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of such Trust and the Company contained herein and in the applicable Terms Agreement and on the terms and conditions and in the manner provided herein and therein, (ii) any Funding Agreement sold by the Company to such Trust in connection with the issuance of such Trust's series of Notes will be sold in reliance on the representations, warranties, covenants and agreements of such Trust and the Agent(s) (to or through whom such series of Notes is being sold), as applicable, contained herein and in the applicable Terms Agreement and on the terms and conditions and in the manner provided herein and therein, and (iii) the series of Notes issued by such Trust to or through the applicable Agent(s) will be issued in reliance on the covenants and agreements of each such Agent contained herein and in the applicable Terms Agreement and on the terms and conditions and in the manner provided herein and therein.

     (f) No Fiduciary Duty. Each of the Company and each Trust acknowledges and agrees that (i) the offer and sale of a series of Notes issued by each such Trust, including the determination of the offering price of such series of Notes and any related discounts and commissions, is an arm's-length commercial transaction between each such Trust and the Company, on the one hand, and each applicable Agent, on the other hand, (ii) each applicable Agent is acting solely in the capacity of an arm's length contractual counterparty to the Company and each such Trust in connection with the offering of such series of Notes and the


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process leading to such transaction (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to the Company or any such Trust and (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of any such Trust or the Company with respect to the offering of such series of Notes or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) and no Agent has any obligation to any such Trust or the Company with respect to the offering of such series of Notes issued by any such Trust except the obligations expressly set forth in this Agreement. Additionally, the Agents are not advising the Company, any Trust or any other person or entity as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction in connection with the offering of the Notes or the Funding Agreements contemplated hereby. Each of the Company and each Trust shall consult with its own advisors concerning such matters and shall be responsible for making its own appraisal of the transactions contemplated hereby, and the Agents shall have no responsibility or liability to any of them with respect thereto. Any review by the Agents of the Company, any Trust, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agents and shall not be on behalf of the Company or any Trust.

     3. Representations and Warranties; Additional Certifications.

     (a) Representations and Warranties of the Company. The Company represents and warrants to each Agent as of the date of this Agreement, to the applicable Agent(s) as of the Applicable Time (whether to such Agent as principal or through such Agent as agent), to the applicable Agent(s) as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), to the applicable Agent(s) as of any time that the applicable Time of Sale Prospectus or the Prospectus shall be amended or supplemented and to each Agent as of any time that the Registration Statement shall be amended or supplemented (each of the times referenced above is referred to herein as a "Company Representation Date"), as follows:

          (i) Registration Statement, Preliminary Prospectus, Time of Sale Prospectus and Prospectus. The Company is eligible to use Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose or proceedings pursuant to Section 8A of the 1933 Act against the Company or related to the offering of the Notes have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The form of Indenture has been duly qualified under the 1939 Act. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission. At the latest date that the Registration Statement has become, or is deemed to have become, effective under the 1933 Act Regulations and at each Company Representation Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), the 1939 Act and the rules and regulations of the Commission under the 1939 Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or


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     necessary to make the statements therein not misleading. Each preliminary prospectus, Time of Sale Prospectus and Prospectus deemed to be a part of or included in the Registration Statement, or filed pursuant to Rule 424 of the 1933 Act Regulations, complied at such time in all material respects with the 1933 Act and the 1933 Act Regulations. Any filing of the Prospectus and any supplements thereto required pursuant to Rule 424 of the 1933 Act Regulations will be made in the manner and within the time period required by Rule 424 of the 1933 Act Regulations. Each preliminary prospectus, each Time of Sale Prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. At the date of this Agreement, at the date of the Base Prospectus and each amendment or supplement thereto and at each other Company Representation Date, neither the Base Prospectus nor any amendment or supplement thereto included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Time of Sale Prospectus, at the Applicable Time and at the applicable Settlement Date, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary contained herein, the representations and warranties in this Section 3(a)(i) shall not apply to (A) statements in or omissions from the Registration Statement, any preliminary prospectus, the applicable Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement, such preliminary prospectus, the applicable Time of Sale Prospectus or the Prospectus or (B) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act of the Indenture Trustee. At the time of initial filing of the Registration Statement, at the earliest time thereafter that the Company, any Trust or any other offering participant has made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of any series of Notes or any related Funding Agreement and at each Company Representation Date, the Company was not and is not an ineligible issuer (as defined in Rule 405 of the 1933 Act Regulations).

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Base Prospectus (as amended or supplemented) and each Time of Sale Prospectus, at the time filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Independent Registered Public Accounting Firm. The accountants who opined on the financial statements and any supporting schedules thereto included in or incorporated by reference in the Registration Statement, each Time of Sale Prospectus and the Prospectus are an independent registered public accounting firm with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.


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          (iv) Ratings. As of the date of this Agreement, the Programs are rated
     Aa3 by Moody's Investors Service, Inc. or its successor ("Moody's"), AA by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successor ("S&P"), and aa- by A.M. Best Company, Inc. or its successor ("A.M. Best" and, together with S&P and Moody's, the "Rating Agencies"). As of the date of each acceptance of an offer by the relevant Trust for the purchase of Notes (whether to any Agent(s) as principal or through such Agent(s) as agent(s)), the Programs and the Notes to be issued by such Trust will be rated AA by S&P and aa- by A.M. Best or such other rating set forth in the applicable Pricing Supplement and as to which the Company shall have most recently notified the Agents pursuant to Section 5(a)(i) hereof.

          (v) Due Organization, Good Standing and Due Qualification. The Company has been duly organized and is validly existing as an insurance company in good standing under the laws of the State of Iowa with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the applicable Time of Sale Prospectus and to enter into this Agreement and consummate the transactions contemplated by the applicable Time of Sale Prospectus. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or on the power or ability of the Company to perform its obligations under the Company Program Documents (as defined herein) to which the Company is a party or to consummate the transactions contemplated in the applicable Time of Sale Prospectus (a "Company Material Adverse Effect"). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (vi) Financial Statements. The financial statements of the Company included in any report or filing under the 1934 Act incorporated by reference into the Registration Statement, each Time of Sale Prospectus and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included or incorporated by reference in the Registration Statement, each Time of Sale Prospectus and the Prospectus, present fairly the financial position of the Company, or such other entity, as the case may be, at the dates indicated, to the extent required under the 1934 Act, and the statement of income, shareholder's equity and cash flows of the Company, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement, each Time of Sale Prospectus and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data, the summary financial information and the condensed financial information, if any, included or


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     incorporated by reference in the Registration Statement, each Time of Sale
     Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, each Time of Sale Prospectus and the Prospectus. Any pro forma financial statements of the Company and the related notes thereto included or incorporated by reference in the Registration Statement, each Time of Sale Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (vii) No Material Changes. Since the respective dates as of which information is given in the Registration Statement, each Time of Sale Prospectus and the Prospectus, except as otherwise stated therein, there has been no event or occurrence that would result in a Company Material Adverse Effect.

          (viii) Authorization, etc. of this Agreement and the other Company Program Documents. This Agreement has been, and each other Company Program Document (as defined herein) when issued will be, duly authorized, executed and delivered by the Company and, assuming that each party to this Agreement and each other Company Program Document, other than the Company, has duly authorized, executed and delivered such agreement, then each is or will be a valid and legally binding agreement of the Company. Each Company Program Document (other than this Agreement) will be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (ix) Absence of Defaults and Conflicts. The Company is not in violation of the provisions of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject (collectively, the "Company Agreements and Instruments"), except for such defaults that would not result in a Company Material Adverse Effect. The execution, delivery and performance of this Agreement, each Funding Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated by the applicable Time of Sale Prospectus (collectively, the "Company Program Documents"), the consummation of the transactions contemplated by the applicable Time of Sale Prospectus (including the issuance and sale of a series of Notes by the applicable Trust and the use of proceeds therefrom as described in the applicable Time of Sale Prospectus) and the compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and do not conflict with, constitute a breach, violation, default,


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     event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company pursuant to, any Company Agreements and Instruments, except, in each case, to the extent such conflict, breach, violation, default, event, condition, lien, charge or encumbrance would not result in a Company Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or, except to the extent such violation would not result in a Company Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations; provided, however, that each such law, statute, rule, regulation, judgment, order, writ or decree is in writing; provided, further, that the Company does not make any representations, warranties or covenants with respect to any applicable insurance laws, regulations, rulings, policies and guidelines addressed in the memorandum of Company Counsel (as defined herein) received by the Agents pursuant to Section 7(b)(vii) hereof and/or the opinion of Company Counsel received by the Agents pursuant to Section 7(b)(viii) hereof.

          (x) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation pending, of which the Company has received written notice or service of process, before or brought by any court or governmental agency or body, domestic or foreign, or, to the knowledge of the Company, threatened, against or affecting the Company that is required to be disclosed in the Registration Statement, any applicable preliminary prospectus or the Prospectus (other than as stated therein) or that would individually or in the aggregate result in a Company Material Adverse Effect.

          (xi) Possession of Licenses and Permits. The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except for any such jurisdiction in which the failure to be so licensed or authorized would not have a Company Material Adverse Effect. The Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Company Material Adverse Effect. Except as otherwise set forth in the applicable Time of Sale Prospectus, the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company Material Adverse Effect.

          (xii) No Filings, Regulatory Approvals, etc. No filing with, or approval, authorization, consent, license, registration, qualification, if any as may be required, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement and the other Company Program Documents or for the performance by the

     Company of its obligations under this Agreement and the other Company Program Documents, except (A) as otherwise set forth in the applicable Time of Sale Prospectus, (B) as have been obtained or rendered, as the case may be, (C) as may be necessary or required under state or foreign securities or blue sky laws or any rules or regulations of any securities exchange and
     (D) with respect to any applicable insurance laws, regulations, rulings, policies and guidelines addressed in the memorandum of Company Counsel received by the Agents pursuant to Section 7(b)(vii) hereof and/or the opinion of Company Counsel received by the Agents pursuant to Section 7(b)(viii) hereof.

          (xiii) Investment Company Act. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the applicable Time of Sale Prospectus will not be required to register as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (xiv) No Significant Subsidiaries. Except as set forth in the applicable Terms Agreement, as of the date of the filing of the Company's Form 10-K in respect of the Company's most recently completed fiscal year, the Company has no significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X of the 1933 Act Regulations.

     (b) Representations and Warranties of the Trusts. Each Trust represents and warrants, only as to itself, to each applicable Agent as of its Trust Effective Time, as of its Applicable Time (whether to such Agent as principal or through such Agent as agent) and as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent), as follows:

          (i) Due Formation and Good Standing. Such Trust is a common law trust, duly formed in the United States of America under the laws of its jurisdiction pursuant to its relevant Trust Agreement, is validly existing and is in good standing as a common law trust under the laws of its jurisdiction.

          (ii) No Material Changes. Since the respective dates as of which information is given in the Registration Statement, each Time of Sale Prospectus and the Prospectus or the Trust Effective Time, whichever is later, except as otherwise stated therein, (A) there has been no event or occurrence that would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, of such Trust or on the power or ability of such Trust to perform its obligations under the Trust Program Documents (as defined herein) to which such Trust is a party or to consummate the transactions contemplated in the applicable Time of Sale Prospectus (as to each Trust, a "Trust Material Adverse Effect") and
     (B) there have been no transactions entered into by such Trust, other than those in the ordinary course of business, that are material with respect to such Trust.

          (iii) Authorization, etc. of this Agreement and the relevant Trust Program Documents. This Agreement and each relevant Trust Program Document (other than the Notes) have been or will be duly authorized, executed and delivered by such Trust and, assuming that each party to each relevant Trust Program Document (other than the Notes), other than such Trust, has duly authorized, executed and delivered such agreement, then each such relevant Trust Program Document will be a valid and legally binding agreement of such

     Trust. Each relevant Trust Program Document (other than this Agreement and the Notes) will be enforceable against such Trust in accordance with its terms, as applicable, except (A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) as enforcement thereof may be limited by requirements that a claim with respect to any Notes issued under the relevant Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The relevant Notes have been duly authorized by such Trust for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the relevant Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of such Trust in accordance with their terms, enforceable against such Trust in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). Subject to the foregoing, the relevant Notes, when executed by such Trust and issued, authenticated and delivered in the manner provided for in the relevant Indenture and delivered against payment of the consideration therefor, will be entitled to the benefits of the relevant Indenture.

          (iv) Absence of Defaults. Such Trust is not (x) in violation of its Trust Agreement or (y) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which such Trust is a party or by which it may be bound or to which any of the property or assets of such Trust is subject (collectively, as to each Trust, the "Trust Agreements and Instruments"), except for such defaults that would not result in a Trust Material Adverse Effect. The (A) execution, delivery and performance of this Agreement, the relevant Indenture, the relevant Notes and any other agreement or instrument entered into or issued or to be entered into or issued by such Trust in connection with the transactions contemplated by the applicable Time of Sale Prospectus, (B) performance of the relevant Trust Agreement (all agreements and instruments referenced in Section 3(b)(iv)(A) hereof and this Section 3(b)(iv)(B) referred to herein, as to each Trust, as the "Trust Program Documents"), (C) consummation of the transactions contemplated in the applicable Time of Sale Prospectus (including the issuance and sale of the relevant Notes and the use of proceeds therefrom as described in the applicable Time of Sale Prospectus) and (D) compliance by such Trust with its obligations under the Trust Program Documents have been or will be duly authorized by all necessary action and do not constitute a breach, default or violation that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Trust under, or, except as contemplated by the Trust Program Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of such Trust pursuant to, any Trust Agreements and Instruments, nor will such actions result in any violation of the relevant Trust Agreement or, except to the extent that any such violation would not result in a Trust Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Trust or any of its assets, properties or operations.

          (v) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation pending, of which such Trust has received written notice or service of process, before or brought by any court or governmental agency or body, domestic or foreign, or, to the knowledge of such Trust, threatened, against or affecting such Trust that is required to be disclosed in the Registration Statement, any applicable preliminary prospectus or the Prospectus (other than as stated therein), or that would individually or in the aggregate result in a Trust Material Adverse Effect.

          (vi) Notes Listed on any Stock Exchange. If specified in the relevant Pricing Supplement, such Trust's series of Notes described in such Pricing Supplement shall be listed on the securities exchange designated in such Pricing Supplement.

          (vii) Possession of Licenses and Permits. Such Trust possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except for any such jurisdiction in which the failure to be so licensed or authorized would not have a Trust Material Adverse Effect. Such Trust is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Trust Material Adverse Effect. Except as otherwise set forth in the applicable Time of Sale Prospectus, such Trust has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Trust Material Adverse Effect.

          (viii) No Filings, Regulatory Approvals, etc. No filing with, or approval, authorization, consent, license, registration, qualification, if any as may be required, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Trust of the Trust Program Documents or for the performance by such Trust of its obligations under this Agreement and the other Trust Program Documents, except (A) as otherwise set forth in the applicable Time of Sale Prospectus, (B) as have been obtained or rendered, as the case may be, (C) as may be necessary or required under state or foreign securities or blue sky laws or any rules or regulations of any securities exchange and (D) with respect to any applicable insurance laws, regulations, rulings, policies and guidelines addressed in the memorandum of Company Counsel received by the Agents pursuant to Section 7(b)(vii) hereof and/or the opinion of Company Counsel received by the Agents pursuant to Section 7(b)(viii) hereof.

          (ix) Investment Company Act. Such Trust is not, nor will it be upon the issuance and sale of its series of Notes as herein contemplated and the application of the net proceeds therefrom as described in the applicable Time of Sale Prospectus required to register as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (c) Additional Certifications. Any certificate signed by any officer of the Trustee, on behalf of a Trust, or the Company and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by such Trust or the Company, as the case may be, to such Agent or Agents as to the matters covered thereby on the date of such certificate.

     4. Purchases as Principal; Solicitations as Agent; Other Sales.

     (a) Purchases as Principal. Notes purchased from a Trust by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company and such Trust (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in the applicable Pricing Supplement and shall be agreed upon orally, with written confirmation to be in the form of the applicable Terms Agreement). Unless the context otherwise requires, references herein to "this Agreement" (or similar phrases) shall include the applicable Terms Agreement of one or more Agents to purchase Notes from a Trust as principal. Each purchase of Notes by the Agents (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting in its capacity as the Retail Agent), unless otherwise agreed in the applicable Terms Agreement, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule B hereto. Each purchase of Notes by Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting in its capacity as the Retail Agent, unless otherwise agreed in the applicable Terms Agreement, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule C hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from a Trust in connection with such purchases to such brokers or dealers.

     If a Trust and two or more Agents enter into a Terms Agreement pursuant to which such Agents agree to purchase Notes from such Trust as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes that it or they are obligated to purchase (the "Defaulted Notes"), then the non-defaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

          (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the applicable Settlement Date, the non-defaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all non-defaulting Agents; or

          (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the applicable Settlement Date, such Terms Agreement shall terminate without liability on the part of any non-defaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default that does not result in a termination of such agreement, either the non-defaulting Agents or the Company and such Trust shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the applicable Time of Sale Prospectus or the Prospectus or in any other documents or arrangements.

     (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and a Trust and an Agent, such Agent, as an agent of the Company and such Trust, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the applicable Time of Sale Prospectus. Such Agent is authorized to appoint any sub-agent with respect to solicitations of offers to purchase Notes; provided, however, that any such appointment of a sub-agent shall be subject to the prior consent of such Trust and the Company. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Trust and such Agent.

     The Trust reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company and such Trust, commencing at any time for any period of time or permanently. As soon as practicable after receipt of written instructions to such effect from such Trust, such Agent will suspend solicitation of offers for the purchase of Notes from the Company through such Trust until such time as the Company and such Trust have advised such Agent that such solicitation may be resumed.

     Each Trust agrees to pay each Agent, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting in its capacity as the Retail Agent, as consideration for soliciting offers to purchase Notes as an agent of the Company and such Trust, a commission, in the form of a discount, unless otherwise agreed in the applicable Terms Agreement, equal to the applicable percentage of the principal amount of each Note sold by such Trust as a result of any such solicitation made by such Agent, as set forth in Schedule B hereto.

     Each Trust agrees to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting in its capacity as the Retail Agent, as consideration for soliciting offers to purchase Notes as an agent of the Company and such Trust, a commission, in the form of a discount, unless otherwise agreed in the applicable Terms Agreement, equal to the applicable percentage of the principal amount of each Note sold by such Trust as a result of any such solicitation made by the Retail Agent, as set forth in Schedule C hereto.

     (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the relevant Notes shall be agreed upon between the relevant Trust and the applicable Agent(s) and specified in a Pricing Supplement to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes of each series will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the relevant Notes (the "Procedures") shall be agreed upon from time to time among the relevant Trust, the Company, the Agent(s) and the Indenture Trustee. The Agents and each Trust agree to perform, and each Trust agrees to cause the Indenture Trustee to perform, and the Company agrees to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

     (d) Obligations Several. The Company and each Trust acknowledge that the obligations of the Agents under this Agreement are several and not joint.

     5. Covenants.

     (a) Covenants of the Company. The Company covenants and agrees with each Agent as follows:

          (i) Notice of Certain Events. The Company will notify the Agents immediately, and confirm such notice in writing, of (A) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment, supplement or revision to any preliminary prospectus, any Time of Sale Prospectus or the Prospectus, (B) the receipt of any comments from the Commission with respect to the Registration Statement, any preliminary prospectus, any Time of Sale Prospectus and the Prospectus, (C) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any Time of Sale Prospectus or the Prospectus, as amended or supplemented, or for additional information,
     (D) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, Time of Sale Prospectus or Prospectus, or of the initiation of any proceedings for that purpose,
     (E) any action whereby the Company becomes the subject of a proceeding under Section 8A of the 1933 Act or any proceeding in connection with the offering of the Notes or (F) any change in the rating assigned by any nationally recognized statistical rating organization to the Programs or the Notes, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Programs or the Notes, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Programs or the Notes. The Company will effect all filings required under Rule 424(b) of the 1933 Act Regulations, in the manner and within the time period required by Rule 424(b) of the 1933 Act Regulations. With respect to the Registration Statement, each preliminary prospectus, each Time of Sale Prospectus and the Prospectus, the Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Filing or Use of Amendments and Certain 1933 Act Documents. The Company will give the relevant Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes or Funding Agreement(s), as the case may be, any amendment to the Registration Statement, any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or any amendment or supplement to any preliminary prospectus, any Time of Sale Prospectus or the Prospectus, in each case, pursuant to the 1933 Act, will provide immediate notice to each relevant Agent of any intention to prepare an amendment or supplement to any Time of Sale Prospectus and, if applicable, to file such amendment or supplement pursuant to the 1933 Act and will furnish to the applicable Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the applicable Agents or counsel for the applicable Agents shall reasonably object in writing unless, in the judgment of the Company and its counsel, such amendment or supplement is necessary to comply with law.

          (iii) Revisions of Registration Statement. If at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 5(a)(ii) hereof, such amendment as may be necessary to correct such statement or omission or to make the Registration Statement comply with such requirements, the Company will use commercially reasonable efforts to have such amendment declared effective as soon as practicable and the Company will furnish to the Agents, without charge, such number of copies of such amendment as the Agents may reasonably request.

          (iv) Revisions of Time of Sale Prospectus. If any Time of Sale Prospectus is being used to solicit offers to buy any Notes of a series at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the applicable Agents or counsel for the Company, to amend or supplement such Time of Sale Prospectus in writing in order that such Time of Sale Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time such Time of Sale Prospectus is conveyed to a prospective purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement such Time of Sale Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to each of the applicable Agents, and the Company will promptly prepare and, if applicable, file with the Commission, subject to Section 5(a)(ii) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make such Time of Sale Prospectus comply with such requirements and the Company will furnish to the applicable Agents, without charge, such number of copies of such amendment or supplement as the applicable Agents may reasonably request.

          (v) Revisions of Prospectus. Except as otherwise provided in Section 5(a)(vii) hereof, if at any time when, in the opinion of counsel for the Agents or counsel for the Company, any preliminary prospectus or the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend or supplement such preliminary prospectus or the Prospectus in order that such preliminary prospectus or the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time such preliminary prospectus or the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the 1933 Act Regulations) is conveyed to a prospective purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement such preliminary prospectus or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes that they may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 5(a)(ii) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make such preliminary prospectus or the Prospectus comply with such requirements and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, including, without limitation, Rule 424, Rule 430B and Rule 433 of the 1933 Act Regulations, so as to permit the completion of the distribution of each offering of Notes.

          (vi) Reporting Requirements. The Company (as depositor and sponsor of the Programs), on behalf of the Trusts, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

          (vii) Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of Section 5(a)(v) hereof during any period commencing from the time (A) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company and the relevant Trust pursuant to Section 4(b) hereof or (B) no Agent shall then hold any Notes purchased from a Trust as principal with a view to distribution, as the case may be, and ending at the time (x) the Company and the relevant Trust shall determine that solicitation of offers for the purchase of Notes should be resumed or (y) an Agent shall subsequently purchase Notes from a Trust as principal.

          (viii) Blue Sky Qualifications. The Company shall endeavor to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as the relevant Agents shall reasonably request and to maintain such qualifications for as long as such Agents shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation or a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (ix) Authorization to Act on Behalf of the Company. The Company will, from time to time, upon written request, deliver to the Agents a certificate as to the names and signatures of those persons authorized to act on behalf of the Company in relation to the Programs if such information has changed.

          (x) Delivery of the Registration Statement. The Company will furnish to each Agent and to counsel for the Agents, without charge, conformed copies of the Registration Statement and conformed copies of all consents and certificates of experts. The Registration Statement furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (xi) Delivery of Preliminary Prospectus and Time of Sale Prospectus. The Company will deliver to each applicable Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each applicable Agent, without charge, such number of copies of each Time of Sale Prospectus (as amended or supplemented) as such Agent may reasonably request. Each such document furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (xii) Delivery of the Prospectus. The Company will furnish to each applicable Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request to meet its obligations under the 1933 Act and the 1933 Act Regulations. It is hereby acknowledged that the Company intends to rely on the provisions of Rule 172 of the 1933 Act Regulations with respect to delivery of the Prospectus. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (xiii) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement to such Agent or Agents no later than 11:00 a.m., New York City time, on the second business day following the Applicable Time for the relevant Trust and will file such Pricing Supplement pursuant to Rule 424(b) of the 1933 Act Regulations not later than may be required by Rule 424(b) of the 1933 Act Regulations.

          (xiv) Listing. In order for the Notes to be deemed "covered securities" under Section 18 of the 1933 Act, the Company shall use reasonable efforts to obtain and maintain approval for the listing of at least one series of the Notes on the New York Stock Exchange, the American Stock Exchange or another national securities organization as provided in Section 18(a) of the 1933 Act.

          (xv) Earning Statements. The Company will timely file or furnish such reports pursuant to the 1934 Act and the 1934 Act Regulations as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide to the Agents the benefits contemplated by, the last paragraph of
     Section 11(a) of the 1933 Act.

          (xvi) Restrictions on the Offer and Sale of Funding Agreement(s). Except in connection with the Retail Program or as otherwise agreed, the Company shall not issue or agree to issue, during the period commencing on the date of the agreement of one or more Agents with a Trust to purchase a series of Notes as principal or solicit offers for the purchase of a series of Notes as agent and continuing to and including the Settlement Date with respect to such series of Notes (if the applicable Agent is acting as principal) or the date of delivery of such series of Notes (if the applicable Agent is acting as agent), any Funding Agreement or similar agreement for the purpose of supporting the issuance by a special purpose entity of securities denominated in the same currency and substantially similar to such series of Notes to the same potential investors (other than the Funding Agreement issued or to be issued to such Trust in connection with such series of Notes), in each case without the prior written consent of the applicable Agent(s).

          (xvii) The Depository Trust Company. The Company shall endeavor to assist the Agents in arranging to cause the Notes to be eligible for settlement through the facilities of The Depository Trust Company.

          (xviii) Outstanding Aggregate Principal Amount of Notes. The Company will promptly, upon request by an Agent, notify such Agent of the aggregate principal amount of Notes outstanding and issued pursuant to the Registration Statement in their currency of denomination and (if so requested) expressed in U.S. dollars. For the purpose of determining the aggregate principal amount of Notes outstanding and issued pursuant to the Registration Statement, (A) the principal amount of Notes issued pursuant to the Registration Statement, denominated in a currency other than U.S. dollars, shall be converted into U.S. dollars using the spot rate of exchange for the purchase of the relevant currency against payment of U.S. dollars being quoted by the Paying Agent or the Calculation Agent, as applicable, each as defined in the relevant Indenture, on the date on which such Notes issued pursuant to the Registration Statement were initially offered, (B) any Notes issued pursuant to the Registration Statement that provide for an amount less than the principal amount thereof to be due and payable upon redemption following an Event of Default (as defined in the relevant Indenture) in respect of such Notes shall have a principal amount equal to their issue amount, (C) any zero coupon Notes shall have a principal amount equal to their issue price and (D) the currency in which any Notes issued pursuant to the Registration Statement are payable, if different from the currency of their denomination, shall be disregarded.

     (b) Covenants of the Trust. Each Trust covenants and agrees, only as to itself, with each Agent as follows:

          (i) Use of Proceeds. Such Trust will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the applicable Time of Sale Prospectus.

          (ii) Settlement. Such Trust shall endeavor to assist the Agents in arranging to cause its Notes to be eligible for settlement through the facilities of The Depository Trust Company.

          (iii) Notice of Amendment to relevant Indenture or relevant Trust Agreement. Such Trust will give the Agents at least three business days' prior notice in writing of any proposed amendment to the relevant Indenture or the relevant Trust Agreement and, except in accordance with the applicable provisions of such Indenture or such Trust Agreement, will not make or permit to become effective any amendment to such Indenture or such Trust Agreement that may adversely affect the interests of the Agents.

          (iv) Notice of Meeting. Such Trust will furnish, or cause to be furnished, to the Agents, at the same time as it is dispatched, a copy of notice of any meeting of the holders of Notes that is called to consider any matter that is material in the context of such Trust.

          (v) Blue Sky Qualifications. Such Trust shall endeavor to qualify its Notes for offer and sale under the securities or blue sky laws of such jurisdictions as the relevant Agents shall reasonably request and to maintain such qualifications for as long as such Agents shall reasonably request; provided, however, that such Trust shall not be obligated to file any general consent to service or to qualify as a foreign corporation or a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (vi) Authorization to Act on Behalf of such Trust. Such Trust will, from time to time, upon written request, deliver to the relevant Agents a certificate as to the names and signatures of those persons authorized to act on behalf of such Trust in relation to the Programs if such information has changed.

     6.   Free Writing Prospectuses.

     (a) Final Term Sheet. The Company covenants and agrees to review and (subject to such changes deemed appropriate by the Company and the applicable Agent(s)) approve, at the reasonable request of the applicable Agent(s) in connection with any offer and sale of a series of Notes under the Institutional Program, a final term sheet prepared by the applicable Agent(s) (as so approved, the "Final Term Sheet") reflecting the final terms of the applicable series of Notes, and the Company shall file such Final Term Sheet pursuant to Rule 433 of the 1933 Act Regulations.

     (b) Delivery and Use of Free Writing Prospectuses by Agents. In connection with any offer and sale of a series of Notes, each applicable Agent covenants and agrees that, except as otherwise provided in the applicable Terms Agreement, it will furnish the Company with a form of each proposed free writing prospectus, other than any Final Term Sheet (or similar free writing prospectus including only information set forth in the Final Term Sheet), that
(i) is required to be filed pursuant to Rule 433(d) of the 1933 Act Regulations or (ii) is or will be a part of the Time of Sale Prospectus relating to or to be used in connection with such offer and sale by virtue of its identification in Exhibit F to the applicable Omnibus Instrument to be prepared by or on behalf of such Agent before its first use and will not use any such free writing prospectus to which the Company objects. It is understood that an Agent's obligation to furnish any such form shall be deemed satisfied if another Agent has so furnished such form. Each Agent covenants and agrees that it will use a free writing prospectus prepared by or on behalf of such Agent only if such free writing prospectus complies in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (c) Free Writing Prospectuses of Company and Trusts. In connection with any offer and sale of a series of Notes, each of the Company and each Trust represents, warrants, covenants and agrees that, without the prior consent of the applicable Agent(s), it has not made and will not make any offer relating to such Notes or the related Funding Agreement that would constitute a free writing prospectus required to be filed pursuant to Rule 433 of the 1933 Act Regulations except for any Final Term Sheet or as identified in Exhibit F to the applicable Omnibus Instrument (it being understood that, in connection with any such offer that does not specifically involve a particular series of Notes, the applicable Agent(s) shall be deemed to be the Retail Agent).

     (d) Distribution of Free Writing Prospectuses. Each Agent covenants and agrees that it will not distribute any free writing prospectus used or referred to by such Agent in a manner reasonably designed to lead to its broad unrestricted dissemination; provided, that such covenant and agreement shall not apply to any such free writing prospectus forming part of the Time of Sale Prospectus or any such free writing prospectus prepared, authorized or approved by the Company for broad unrestricted dissemination.

     (e) No Conflicting Information. In connection with any offer and sale of a series of Notes, any free writing prospectus (i) that is required to be filed pursuant to Rule 433(d) of the 1933 Act Regulations (including any Final Term Sheet), (ii) that is or will be a part of the Time of Sale Prospectus relating to or to be used in connection with such offer and sale of the Notes by virtue of its identification in Exhibit F to the applicable Omnibus Instrument or (iii) the use of which has been consented to by the applicable Agent(s) pursuant to
Section 6(c) hereof is referred to herein as a "Permitted Free Writing Prospectus". Each of the Company and each Trust represents, warrants, covenants and agrees that each Permitted Free Writing Prospectus, as of its first date of use and at all subsequent times through the completion of the public offer and sale of the relevant series of Notes or until any earlier date that the issuer of such Permitted Free Writing Prospectus notified or notifies the applicable Agent(s) as described in Section 6(f) hereof, did not and does not include any information that conflicted or conflicts with the information contained in the Registration Statement, the applicable Time of Sale Prospectus or the Prospectus.

     (f) Further Assurances. Each of the Company and each Trust covenants and agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event or development occurred or occurs as a result of which such Permitted Free Writing Prospectus conflicted or conflicts with the information in the Registration Statement, any applicable Time of

Sale Prospectus or the Prospectus or included or includes an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the applicable Agent(s) and, if requested by the applicable Agent(s), will prepare and furnish without charge to each applicable Agent a Permitted Free Writing Prospectus or other document that will correct such conflict, statement or omission.

     (g) Copies. The Company will deliver to each applicable Agent, without charge, such number of copies of each free writing prospectus prepared by or on behalf of, used by or referred to by the Company as each such Agent may reasonably request. To the extent applicable, each such document furnished to the applicable Agent(s) will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     7. Conditions of Agents' Obligations. The obligations of one or more Agents to purchase Notes from a Trust as principal and to solicit offers for the purchase of Notes as an agent of such Trust, and the obligations of any purchasers of Notes sold through an Agent as an agent of such Trust, will be subject to the accuracy of the representations and warranties, as of the date on which such representations and warranties were made or deemed to be made pursuant to Section 3 or Section 6 hereof, on the part of such Trust and the Company herein contained or contained in any certificate of an officer of such Trust or the Company, respectively, delivered pursuant to the provisions hereof, to the performance and observance by such Trust and the Company of their respective covenants and other obligations hereunder, and to the following additional conditions precedent:

     (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose or proceedings pursuant to Section 8A of the 1933 Act against the Company or related to the offering of the Notes shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

     (b) Legal Opinions and Negative Assurance Letter. On the date of execution of this Agreement, the Agents shall have received the following legal opinions and negative assurance letter, dated the date of this Agreement and in form and substance satisfactory to the Agents:

          (i) Opinions of Internal Counsel for the Company. The opinions of internal counsel for the Company to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto.

          (ii) Negative Assurance Letter of Company Counsel. The negative assurance letter of Sidley Austin LLP or other legal counsel selected by the Company and reasonably satisfactory to the Agents ("Company Counsel") to the effect set forth in Exhibit B hereto.

          (iii) Opinion of Company Counsel Concerning Certain Iowa Insolvency Matters. The opinion of Company Counsel to the effect set forth in Exhibit C hereto.

          (iv) Opinion of Company Counsel Concerning Certain Federal Securities Matters. The opinion of Company Counsel to the effect set forth in Exhibit D hereto.

          (v) Opinion of Company Counsel Concerning Certain New York, Illinois and Federal Law Matters. The opinion of Company Counsel to the effect set forth in Exhibit E hereto.

          (vi) Opinion of Company Counsel Concerning Certain Tax Matters. The opinion of Company Counsel to the effect set forth in Exhibit F hereto.

          (vii) Memorandum of Company Counsel Concerning Certain Insurance Matters. The memorandum of Company Counsel to the effect set forth in Exhibit G hereto.

          (viii) Opinion of Company Counsel Concerning Certain Insurance Matters. The opinion of Company Counsel to the effect set forth in Exhibit H hereto.

          (ix) Opinion of Agents Counsel. The opinion of Pillsbury Winthrop Shaw Pittman LLP or other legal counsel selected by the Retail Agent and reasonably satisfactory to the Company ("Agents Counsel") to the effect set forth in Exhibit I hereto.

          (x) Opinion of Counsel for the Trustee. The opinion of Thompson Hine LLP, counsel for the Trustee, to the effect set forth in Exhibit J hereto.

          (xi) Opinion of Counsel for the Indenture Trustee. The opinion of Thacher Proffitt & Wood LLP, counsel for the Indenture Trustee, to the effect set forth in Exhibit K hereto.

          (xii) Opinion of Counsel for the Trust Beneficial Owner. The opinion of Schuyler, Roche & Zwirner, a Professional Corporation, counsel for the Trust Beneficial Owner, to the effect set forth in Exhibit L hereto.

     (c) Company Officer's Certificate. On the date of this Agreement, there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of either the principal financial officer or a senior vice president of the Company, dated as of the date of this Agreement, to the effect that (A) there has been no such material adverse change, (B) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate and (D) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or proceedings pursuant to Section 8A of the 1933 Act against the Company or related to the offering of the Notes have been instituted or are pending or, to the best of each such officer's knowledge, are threatened by the Commission.

     (d) Comfort Letter of the Accountants. Prior to the first issuance of Notes under either Program, the Agents shall have received a letter from Ernst & Young LLP or its successor (the "Accountants"), dated such date and in form and substance satisfactory to the Agents.

     (e) Additional Documents. On the date of this Agreement, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the relevant Trust and the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the relevant Trust and the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 12 hereof and except that Section 10,
Section 11, Section 13, Section 16 and Section 17 hereof shall survive any such termination and remain in full force and effect.

     8. Delivery of and Payment for Notes Sold through an Agent as Agent. Delivery of Notes sold through an Agent as an agent of the relevant Trust shall be made by such Trust to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and such Trust and deliver such Note to such Trust and, if such Agent has theretofore paid such Trust for such Note, such Trust will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company and such Trust will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to such Trust's account.

     9. Additional Covenants of the Company and the Trusts. Each of the Company and each Trust further covenants and agrees with each Agent as follows:

     (a) Subsequent Delivery of Company Officer's Certificate. In the event that:

          (i) the Registration Statement, the Institutional Prospectus or the Retail Prospectus has been amended or supplemented (other than (A) by an amendment or supplement providing solely for the determination of the variable terms of the Notes or (B) in connection with the filing of any report under Section 13 or Section 15(d) of the 1934 Act) (each, a "Registration Statement Amendment");

          (ii) the Company has filed with the Commission, pursuant to the 1934 Act, a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, as the case may be (each, a "Company Periodic Report");

          (iii) the Company has filed with the Commission a Current Report on Form 8-K under Item 1.03, 2.01, 4.01 and/or 5.01 thereof and the applicable Agent(s) makes a reasonable request of the Company (each, an "Agent 8-K Request"); or

          (iv) the Company, the relevant Trust and the applicable Agent(s) so agree in connection with the proposed issuance of a series of Notes (each, an "Agent Request"),

then the Company shall furnish or cause to be furnished to the applicable Agents promptly upon such Registration Statement Amendment, Company Periodic Report, Agent 8-K Request or Agent Request, as applicable, a certificate dated the date of filing or effectiveness of the Registration Statement Amendment, as applicable, the date of the Company Periodic Report, the date of the Current Report on Form 8-K relating to the Agent 8-K Request or the date agreed to in connection with such Agent Request, as the case may be, in a form reasonably satisfactory to the applicable Agents, to the effect that the statements contained in the certificate referred to in Section 7(c) hereof which was last furnished to the applicable Agents is true and correct at the date of filing or effectiveness of the Registration Statement Amendment, as applicable, the date of the Company Periodic Report, the date of the Current Report on Form 8-K relating to the Agent 8-K Request or the date agreed to in connection with such Agent Request, as the case may be, as though made at and as of such date or, in lieu of such certificate, a certificate of substantially the same tenor as the certificate referred to in Section 7(c) hereof, modified as necessary to relate to the Registration Statement Amendment, the Company Periodic Report or the Current Report on Form 8-K relating to the Agent 8-K Request (or other report filed by the Company under Section 13 or Section 15(d) of the 1934 Act in connection with an Agent Request) to the date of delivery of such certificate (it being understood that, in the case of an Agent Request in connection with an agreement by an Agent or Agents to purchase Notes from a Trust as principal, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, since the date of such agreement by such Agent or Agents to purchase Notes from such Trust as principal); provided, however, that any delivery of certificates as required by this Section 9(a) due to the filing of a Registration Statement Amendment, the filing of a Company Periodic Report or an Agent 8-K Request shall only be required to be delivered on or prior to the pricing date for the series of Notes to be issued immediately after such filing or request.

     (b) Subsequent Delivery of Legal Opinions. In the event of an Agent Request, the Company shall furnish or cause to be furnished to the applicable Agents promptly upon such Agent Request legal opinions of internal counsel for the Company, Company Counsel, counsel for the Trustee, counsel for the Indenture Trustee and counsel for the Trust Beneficial Owner, as applicable, dated the date agreed to in connection with such Agent Request, in form and substance reasonably satisfactory to the applicable Agents, of substantially the same tenor as the legal opinions referred to in Section 7(b)(i), Section 7(b)(iii),
Section 7(b)(iv), Section 7(b)(v), Section 7(b)(vi), Section 7(b)(x), Section 7(b)(xi) and Section 7(b)(xii) hereof, as applicable, modified as necessary, to the extent applicable, to relate to the issuance of any series of Notes (and the related Funding Agreement) and to any report filed by the Company under Section 13 or Section 15(d) of the 1934 Act, to the time of delivery of such legal opinions or, in lieu of such legal opinions, counsel last furnishing such legal opinions to the applicable Agents shall furnish such applicable Agents with a letter substantially to the effect that the applicable Agents may rely on such last legal opinions to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last legal opinions shall be deemed to relate to the Registration Statement, the applicable Time of Sale Prospectus, the Institutional Prospectus and the Retail Prospectus, as applicable, as amended and supplemented to the time of delivery of such letter authorizing reliance).

     (c) Subsequent Delivery of Negative Assurance Letter of Company Counsel. In the event of:

          (i) a Registration Statement Amendment;

          (ii) a Company Periodic Report;

          (iii) an Agent 8-K Request; or

          (iv) an Agent Request,

then the Company shall furnish or cause to be furnished to the Agents promptly upon such Registration Statement Amendment, Company Periodic Report, Agent 8-K Request or Agent Request, as applicable, a negative assurance letter of Company Counsel dated the date of filing or effectiveness of the Registration Statement Amendment, as applicable, the date of the Company Periodic Report, the date of the Current Report on Form 8-K relating to the Agent 8-K Request or the date agreed to in connection with such Agent Request, as the case may be, in form and substance reasonably satisfactory to the Agents, of substantially the same tenor as the negative assurance letter referred to in Section 7(b)(ii) hereof, modified as necessary to relate to the issuance of any series of Notes (and the related Funding Agreement) and to the Registration Statement Amendment, the Company Periodic Report or the Current Report on Form 8-K relating to the Agent 8-K Request (or other report filed by the Company under Section 13 or Section 15(d) of the 1934 Act or the applicable Time of Sale Prospectus in connection with an Agent Request) to the time of delivery of such negative assurance letter or, in lieu of such negative assurance letter, counsel last furnishing such negative assurance letter to the Agents shall furnish such Agents with a letter substantially to the effect that the Agents may rely on such last negative assurance letter to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last negative assurance letter shall be deemed to relate to the Registration Statement, the applicable Time of Sale Prospectus, the Institutional Prospectus and the Retail Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that any delivery of a negative assurance letter as required by this Section 9(c) due to the filing of a Registration Statement Amendment, the filing of a Company Periodic Report or an Agent 8-K Request shall only be required to be delivered on or prior to the pricing date for the series of Notes to be issued immediately after such filing or request.

     (d) Subsequent Delivery of Comfort Letter. In the event of:

          (i) a Registration Statement Amendment;

          (ii) a Company Periodic Report;

          (iii) an Agent 8-K Request (provided that the Current Report on Form 8-K relating to such Agent 8-K Request contains financial statements or other financial information); or

          (iv) an Agent Request,

then the Company shall cause the Accountants to furnish to the Agents promptly upon such Registration Statement Amendment, Company Periodic Report, Agent 8-K Request or Agent Request, as applicable, a letter, dated the date of filing or effectiveness of the Registration Statement Amendment, as applicable, the date of the Company Periodic Report, the date of the Current Report on Form 8-K relating to the Agent 8-K Request or the date agreed to in connection with such Agent Request, as the case may be, in form reasonably satisfactory to the Agents, of substantially the same tenor as the letter referred to in Section 7(d) hereof, modified as necessary to relate to the Registration Statement Amendment, the applicable Time of Sale Prospectus, the Institutional Prospectus and the Retail Prospectus as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement, the applicable Time of Sale Prospectus, the Institutional Prospectus or the Retail Prospectus is amended or supplemented solely to include or incorporate by reference unaudited financial statements or other information as of and for a fiscal quarter, the Accountants may limit the scope of such letter to such unaudited financial statements or other information included or incorporated by reference in such amendment or supplement; provided, further, however, that any delivery of any letter as required by this Section 9(d) due to the filing of a Registration Statement Amendment, the filing of a Company Periodic Report or an Agent 8-K Request shall only be required to be delivered on or prior to the pricing date for the series of Notes to be issued immediately after such filing or request.

     (e) Subsequent Delivery of Negative Assurance Letter of Agents Counsel. As soon as practicable after the Company has filed its Annual Report on Form 10-K for its most recent fiscal year with the Commission, commencing with the Company's Annual Report on Form 10-K for the year ended December 31, 2006, but in no event later than the first pricing date for a series of Notes after such filing, or upon the reasonable request of any Agent, the Company shall furnish or cause to be furnished to the Agents a negative assurance letter of Agents Counsel, dated as soon as practicable after the date of filing of such Annual Report on Form 10-K with the Commission or such other date as is appropriate in connection with a request of an Agent, relating to the Registration Statement, the applicable Time of Sale Prospectus, the Institutional Prospectus and the Retail Prospectus as amended and supplemented to the time of delivery of such negative assurance letter.

     (f) Subsequent Annual Delivery of Legal Opinions. Unless otherwise agreed to among the Company and the Agents, the Company shall furnish or cause to be furnished to the Agents on or about each anniversary of the date hereof, each of the opinions set forth in Section 7(b)(i), Section 7(b)(iii), Section 7(b)(iv),
Section 7(b)(v), Section 7(b)(vi), Section 7(b)(x), Section 7(b)(xi) and Section 7(b)(xii) hereof, dated such date, in form and substance reasonably satisfactory to the Agents, of substantially the same tenor as such opinions referred to in
Section 7(b)(i), Section 7(b)(iii), Section 7(b)(iv), Section 7(b)(v), Section 7(b)(vi), Section 7(b)(x), Section 7(b)(xi) and

Section 7(b)(xii) hereof, modified as necessary to relate to the Registration Statement, the applicable Time of Sale Prospectus, the Institutional Prospectus and the Retail Prospectus, as applicable, as amended and supplemented to the time of delivery of such opinions.

     (g) Delivery of Legal Opinions or Reliance Letters Upon Issuance of Notes. Unless otherwise agreed to among the Company and the applicable Agent(s), the Company shall furnish or cause to be furnished to the applicable Agent(s) in connection with each issuance of a series of Notes by the applicable Trust (i) an opinion of internal counsel for the Company (or a reliance letter authorizing reliance by such Agent(s) on an opinion of like tenor) as to the validity and enforceability of the Funding Agreement being issued in connection therewith and
(ii) an opinion of Company Counsel (or a reliance letter authorizing reliance by such Agent(s) on an opinion of like tenor) as to the validity and enforceability of such Notes, in each case, dated the date of such issuance, and in form and substance reasonably satisfactory to the Agents; provided, however, that, in connection with any such issuance of a series of Notes by the applicable Trust under the Retail Program, the opinion contemplated by Section 9(g)(ii) hereof shall be required to be furnished only at the Retail Agent's reasonable expense upon its request to the Company.

     10. Indemnification.

          (a) Indemnification of the Agents. Each of the Company and each Trust (only as to itself in connection with the issuance of its series of Notes and not with respect to any other Trust), jointly and severally, agrees to indemnify and hold harmless each Agent, its respective directors and officers and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any Permitted Free Writing Prospectus, any issuer free writing prospectus (as defined in Rule 433 of the 1933 Act Regulations), any issuer information (within the meaning of Rule 433 of the 1933 Act Regulations) filed or required to be filed pursuant to Rule 433(d) of the 1933 Act Regulations or any Time of Sale Prospectus (in each case solely with respect to the applicable Agent(s) for the related series of Notes) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 10(d) hereof) any such settlement is effected with the written consent of the relevant Trust and the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under Section 10(a)(i) or
     Section 10(a)(ii) hereof;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (A) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in any Permitted Free Writing Prospectus or any Time of Sale Prospectus (in each case solely with respect to the applicable Agent(s) for the related series of Notes) or the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (B) any delivery of the Prospectus by the applicable Agent to sell Notes or to solicit offers for the purchase of Notes (x) after such time as the relevant Trust shall have provided written notice pursuant to
Section 4(b) hereof to the Agents to suspend the solicitation of offers for the purchase of Notes and (y) before such time as the relevant Trust shall have advised such Agents that such solicitation may be resumed.

          (b) Indemnification of the Trusts and the Company. Each Agent severally but not jointly agrees to indemnify and hold harmless (i) each Trust and each person, if any, who controls such Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and (ii) the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case, against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 10(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Permitted Free Writing Prospectus or any Time of Sale Prospectus (in each case solely with respect to the applicable Agent(s) for the related series of Notes) or the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in such Permitted Free Writing Prospectus or Time of Sale Prospectus (in each case solely with respect to the applicable Agent(s) for the related series of Notes) or the Registration Statement (or any amendment thereto), such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 10(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to Section 10(b) hereof, counsel to the indemnified parties shall be selected by the relevant Trust or the Company, as applicable. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 11 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 10(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of execution of any such settlement agreement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable and (2) provides written notice to such indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

     11. Contribution. If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the relevant Trust or the Company, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the relevant series of Notes that were the subject of the claim for indemnification or (b) if the allocation provided by Section 11(a) hereof is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 11(a) hereof but also the relative fault of the relevant Trust or the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the relevant Trust or the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the relevant series of Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the relevant Trust and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

     The relative fault of the relevant Trust or the Company, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the relevant Trust or the Company, on the one hand, or by the applicable Agent(s), on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Each Trust and the Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 11, (i) no Agent, acting as an agent under this Agreement, shall be required to contribute any amount in excess of the amount by which the total price at which any Notes underwritten by such Agent and distributed to the public were offered to the public exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission, (ii) no Agent, acting as a principal under this Agreement, shall be required to contribute any amount in excess of the amount by which the total price at which any Notes underwritten by such Agent and distributed to the public were offered to the public exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from a Trust by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 11 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from such Trust.

     For purposes of this Section 11, each director and officer of an Agent and each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each person, if any, who controls the relevant Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the

1934 Act and each director and officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the relevant Trust or the Company, as the case may be.

     12. Payment of Expenses. Each Trust and the Company will pay all expenses incident to the performance of the obligations of such Trust and the Company under this Agreement, including:

     (a) the preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto, any free writing prospectus, any preliminary prospectus, any Time of Sale Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, any costs associated with electronic delivery of the foregoing by the Agents to investors);

     (b) the preparation, printing and delivery of the Trust Program Documents and the Company Program Documents;

     (c) the preparation, issuance and delivery of such Trust's Notes, including any fees and expenses relating to the eligibility and issuance of such Trust's Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for such Trust's Notes;

     (d) the fees and disbursements of the Company's and such Trust's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee, the Indenture Trustee and their respective counsel;

     (e) the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment and maintenance of the Programs and, unless otherwise agreed, incurred from time to time in connection with the transactions contemplated hereby;

     (f) the fees charged by nationally recognized statistical rating organizations for the rating of the Programs and such Trust's Notes;

     (g) the fees and expenses incurred in connection with any listing of such Trust's Notes on a securities exchange;

     (h) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD");

     (i) any advertising and other out-of-pocket expenses of the Agents incurred with the approval of such Trust and the Company; and

     (j) any costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for any sale of Notes made by an Agent caused by a breach of the representation contained in the tenth sentence of Section 3(a)(i) hereof.

     13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, including the indemnity and contribution provisions of Section 10 and Section 11 hereof, or in certificates submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the relevant Trust or the Company, and shall survive each delivery of and payment for the Notes.

     14. Termination.

     (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from a Trust as principal) may be terminated for any reason, at any time by (i) the relevant Trust or the Company as to all the Agents or one or more but less than all the Agents or (ii) an Agent, as to itself, in each case, upon the giving of 10 days' prior written notice of such termination to the applicable parties hereto; provided, however, that notice of any termination by a Trust or the Company as to the Retail Agent, or the Retail Agent, as to itself, in each case, will be 30 days' prior written notice.

     (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from a Trust as principal, immediately upon notice to the Company and such Trust, at any time at or prior to the Settlement Date relating thereto, if (i) there has been, since the Applicable Time, since the date of such agreement or since the respective dates as of which information is given in the applicable Time of Sale Prospectus (exclusive of any supplement thereto), any material adverse change in
(x) the condition, financial or otherwise, of such Trust or (y) the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the financial markets in the jurisdiction or jurisdictions of the currency or currencies in which such Notes are so denominated and/or payable or to which such Notes are so indexed, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any similar change or similar development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company or any Trust has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or, to the extent offers or sales of Notes are made to non-U.S. investors, with respect to Clearstream or Euroclear systems in Europe, or (iv) a banking moratorium has been declared by either federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable or (v) the rating assigned by any nationally recognized statistical rating organization to the Programs or the Notes or the financial strength rating of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced since the date of such agreement that it has under surveillance or review, with negative implications, its rating of the Programs or the Notes or the financial strength rating of the Company.

     (c) General. In the event of any such termination, no party will have any liability to any other party hereto or further obligations or responsibilities hereunder, except that (i) the applicable Agents shall be entitled to any commissions earned in accordance with the third and fourth paragraphs of Section 4(b) hereof, (ii) if at the time of termination (A) any Agent shall own any Notes purchased by it from a Trust as principal or (B) an offer to purchase any of the Notes has been accepted by a Trust but such termination is effective prior to the time of delivery of the Notes to the purchaser of such Notes or his or her agent, the covenants set forth in Section 5, Section 6 and Section 9 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 5(a)(xv) hereof, the indemnity and contribution agreements set forth in Section 10 and Section 11 hereof, and the provisions of Section 12, Section 13, Section 16 and Section 17 hereof shall remain in effect.

     15. Notices. Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to a Trust:

     As set forth in the coordination agreement set forth in Section D of the Omnibus Instrument

     If to the Company:

     ING USA Annuity and Life Insurance Company
     1290 Broadway
     Denver, Colorado 80203
     Attention: Barbara MacLean
     Telecopy No.: 303-813-5047 or 303-860-2690

     If to the Agents:

     To each Agent at the address specified in Schedule A

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 15.

     16. Parties. This Agreement shall inure to the benefit of and be binding upon the Agents and the Trusts and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 10 and Section 11 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     17. Governing Law. THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY A TRUST OR THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT MAY BE BROUGHT IN THE NON-EXCLUSIVE JURISDICTION OF THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

     18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

     20. Amendments.

     (a) Amendments Generally. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by all then existing Trusts, the Company and the Agents. The Company may from time to time nominate any institution as a new Agent hereunder either in respect of the Institutional Program generally or in relation to a particular series of Notes only; in which event, upon confirmation by such institution of an agent accession letter on the terms or substantially in the form of Exhibit M hereto, such institution shall become a party hereto, subject as provided below, with all the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent hereunder; provided, further, that, in the case of an institution that has become an Agent in relation to a particular series of Notes, following the issue of such series of Notes, the relevant new Agent shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of such series of Notes.

     (b) Notice to Rating Agencies. The parties hereto acknowledge and agree that a copy of each amendment to this Agreement effected pursuant to this
Section 20 shall be provided promptly by the Company to the following Rating Agencies at the following addresses:

     Standard & Poor's Ratings Group,
     a division of The McGraw-Hill Companies, Inc.
     55 Water Street
     New York, New York 10041
     Attention: Capital Markets
     Telecopy No.: 212-438-5215

     Moody's Investors Service, Inc.
     99 Church Street
     New York, New York 10007

     Attention: Moody's Investors Service Life Insurance Group
     Telecopy No.: 212-553-4805

     A.M. Best Company, Inc.
     Ambest Road
     Oldwick, New Jersey 08858
     Attention: Life/Health Division
     Telecopy No.: 908-439-2237

or such other addresses previously furnished in writing to the Company by any Rating Agency in the future; provided, however, that any failure by the Company to deliver copies of any amendment required to be delivered pursuant to this
Section 20 shall not constitute a breach of, or an event of default under, this Agreement.

     21. Stabilization. The Agent(s) may, to the extent permitted by applicable laws, over-allot and effect transactions with a view to supporting the market price of Notes at a level higher than that which might otherwise prevail. Such transactions, if commenced, may be discontinued at any time. In such circumstances, as between the Company and a Trust, on one hand, and one or more Agents, on the other hand, such Agent(s) shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by such Agent(s) shall be beneficially retained by such Agent(s), as the case may be, for such Agents' own account.

     22. Separate Nature of Each Trust. The Agents agree and acknowledge that, as a separate and distinct special purpose common law trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Trust, including such Trust's obligations under this Agreement and the applicable Terms Agreement, will be enforceable only against such Trust and not against any other Trust.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company in accordance with its terms.

                                        Very truly yours,

                                        ING USA ANNUITY AND LIFE
                                        INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED AND AGREED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By:
    ---------------------------------
    Authorized Signatory


MERRILL LYNCH INTERNATIONAL


By:
    ---------------------------------
    Authorized Signatory


BEAR, STEARNS & CO. INC.


By:
    ---------------------------------
    Authorized Signatory


BEAR, STEARNS INTERNATIONAL LIMITED


By:
    ---------------------------------
    Authorized Signatory


CITIGROUP GLOBAL MARKETS INC.


By:
    ---------------------------------
    Authorized Signatory

CITIGROUP GLOBAL MARKETS LIMITED


By:
    ---------------------------------
    Authorized Signatory


CREDIT SUISSE SECURITIES (USA) LLC


By:
    ---------------------------------
    Authorized Signatory


CREDIT SUISSE SECURITIES (EUROPE)
LIMITED


By:
    ---------------------------------
    Authorized Signatory


DEUTSCHE BANK SECURITIES INC.


By:
    ---------------------------------
    Authorized Signatory


By:
    ---------------------------------
    Authorized Signatory


DEUTSCHE BANK AG, LONDON BRANCH


By:
    ---------------------------------
    Authorized Signatory


By:
    ---------------------------------
    Authorized Signatory


-------------------------------------
       (Goldman, Sachs & Co.)

GOLDMAN SACHS INTERNATIONAL


By:
    ---------------------------------
    Authorized Signatory


J.P. MORGAN SECURITIES INC.


By:
    ---------------------------------
    Authorized Signatory


J.P. MORGAN SECURITIES LTD.


By:
    ---------------------------------
    Authorized Signatory


LEHMAN BROTHERS INC.


By:
    ---------------------------------
    Authorized Signatory

LEHMAN BROTHERS INTERNATIONAL
(EUROPE)


By:
    ---------------------------------
    Authorized Signatory


MORGAN STANLEY & CO. INCORPORATED


By:
    ---------------------------------
    Authorized Signatory


MORGAN STANLEY & CO. INTERNATIONAL
LIMITED


By:
    ---------------------------------
    Authorized Signatory

UBS SECURITIES LLC


By:
    ---------------------------------
    Authorized Signatory


By:
    ---------------------------------
    Authorized Signatory


UBS LIMITED


By:
    ---------------------------------
    Authorized Signatory


By:
    ---------------------------------
    Authorized Signatory

                         LIST OF SCHEDULES AND EXHIBITS

Schedule A    Names and Addresses of other Agents
Schedule B    Institutional Purchasers
Schedule C    Retail Purchasers

Exhibit A-1   Opinion of Internal Iowa Counsel for the Company
Exhibit A-2   Opinion of Internal Colorado Counsel for the Company
Exhibit B     Negative Assurance Letter of Company Counsel
Exhibit C     Opinion of Company Counsel Concerning Certain Iowa Insolvency
              Matters
Exhibit D     Opinion of Company Counsel Concerning Certain Federal Securities
              Matters
Exhibit E     Opinion of Company Counsel Concerning Certain New York, Illinois
              and Federal Law Matters
Exhibit F     Opinion of Company Counsel Concerning Certain Tax Matters
Exhibit G     Memorandum of Company Counsel Concerning Certain Insurance Matters
Exhibit H     Opinion of Company Counsel Concerning Certain Insurance Matters
Exhibit I     Opinion of Agents Counsel
Exhibit J     Opinion of Counsel for the Trustee
Exhibit K     Opinion of Counsel for the Indenture Trustee
Exhibit L     Opinion of Counsel for the Trust Beneficial Owner
Exhibit M     Agent Accession Letter

                                   SCHEDULE A

Merrill Lynch, Pierce, Fenner & Smith      Merrill Lynch International
   Incorporated                            2 King Edward Street
Four World Financial Center, North Tower   London EC1A 1HQ England
New York, New York 10080                   Attention: MTN Desk
Attention: Diane Kenna                     Telecopy No.: 44-20-7995-4327
Telecopy No.: 212-449-1012

Bear, Stearns & Co. Inc.                   Bear, Stearns International Limited
383 Madison Avenue                         One Canada Square
New York, New York 10179                   London E14 5AD England
Attention: Debt Capital Markets            Attention: Debt Capital Markets
Telecopy No.: 212-272-6227                 Telecopy No.: 44-20-7516-6000

Citigroup Global Markets Inc.              Citigroup Global Markets Limited
388 Greenwich Street                       33 Canada Square, Canary Wharf
New York, New York 10013                   London E14 4LB England
Attention: Martha Bailey                   Attention: MTN Desk
Telecopy No.: 212-816-7912                 Telecopy No.: 44-20-7986-1929

Credit Suisse Securities (USA) LLC         Credit Suisse Securities (Europe) Limited
11 Madison Avenue                          One Cabot Square
New York, New York 10010                   London E14 4QJ England
Attention: Short and Medium Term Finance   Attention: MTN Trading Desk
Telecopy No.: 212-743-5825                 Telecopy No.: 44-20-7888-3719

Deutsche Bank Securities Inc.              Deutsche Bank AG, London Branch
60 Wall Street                             Winchester House, 1 Great Winchester Street
New York, New York 10005                   London EC2N 2DB England
Attention: Debt Capital Markets            Attention: MTN Desk
Telecopy No.: 212-797-2202                 Fax No.: 44-11-3336-1453

Goldman, Sachs & Co.                       Goldman Sachs International
85 Broad Street                            Peterborough Court
New York, New York 10004                   133 Fleet Street
Attention: Registration Department         London EC4A 2BB England
Telecopy No.: 212-902-1000                 Attention: Euro Medium Term Note Programme
                                           Telecopy No.: 44-20-7774-5711

J.P. Morgan Securities Inc.                J.P. Morgan Securities Ltd.
270 Park Avenue, 9th Floor                 125 London Wall
New York, New York 10017                   London EC2Y 5AJ England
Attention: Transaction Execution Group     Attention: Euro Medium Term Note Desk
Telecopy No.: 212-834-6702                 Telecopy No.: 44-20-7777-9153

Lehman Brothers Inc.                       Lehman Brothers International (Europe)
745 Seventh Avenue                         25 Bank Street
New York, New York 10019                   London E14 5LE England
Attention: Fixed Income Syndicate/Medium   Attention: European Medium Term Notes and
   Term Note Desk                             Money Markets
Telecopy No.: 212-526-0943                 Telecopy No.: 44-20-7067-9474

Morgan Stanley & Co. Incorporated          Morgan Stanley & Co. International Limited
1585 Broadway                              25 Cabot Square, Canary Wharf
New York, New York 10036                   London E14 4QA England
Attention: Manager, Continuously Offered   Attention: Debt Capital Markets, Head of
   Products                                   Transaction Management Group
Telecopy No.: 212-761-0780                 Telecopy No.: 44-20-7677-7999

UBS Securities LLC                         UBS Limited
677 Washington Boulevard                   1 Finsbury Avenue
Stamford, Connecticut 06901                London EC2M 2PP England
Attention: Legal and External Affairs      Attention: MTNs and Private Placements
Telecopy No.: 203-719-0680                 Telecopy No.: 44-20-7568-7861

                                   SCHEDULE B

                            INSTITUTIONAL PURCHASERS

     As compensation for the services of the Agents hereunder, the relevant Trust shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note to institutional purchasers equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                          PERCENT OF
MATURITY RANGES                        PRINCIPAL AMOUNT
---------------                        ----------------
From 9 months to less than 2 years           .150%
From 2 years to less than 3 years            .200
From 3 years to less than 4 years            .250
From 4 years to less than 5 years            .300
From 5 years to less than 7 years            .350
From 7 years to less than 10 years           .400
From 10 years to less than 12 years          .450
From 12 years to less than 15 years          .475
From 15 years to less than 20 years          .500
From 20 years to 30 years                    .875

                                   SCHEDULE C

                                RETAIL PURCHASERS

     As compensation for the services of the Retail Agent hereunder, the relevant Trust shall pay the Retail Agent, on a discount basis, a commission for the sale of each Note to retail purchasers equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                          PERCENT OF
MATURITY RANGES                        PRINCIPAL AMOUNT
---------------                        ----------------
From 9 months to less than 1.5 years         .125%
From 1.5 years to less than 2 years          .200
From 2 years to less than 3 years            .400
From 3 years to less than 4 years            .625
From 4 years to less than 5 years            .750
From 5 years to less than 6 years           1.000
From 6 years to less than 7 years           1.100
From 7 years to less than 8 years           1.200
From 8 years to less than 9 years           1.300
From 9 years to less than 10 years          1.400
From 10 years to less than 11 years         1.500
From 11 years to less than 12 years         1.600
From 12 years to less than 15 years         1.750
From 15 years to less than 20 years         2.000
From 20 years to 30 years              To be negotiated
                                        at time of sale

                                   EXHIBIT A-1

                OPINION OF INTERNAL IOWA COUNSEL FOR THE COMPANY

                                  See attached.


                                      A-1-1

                                   EXHIBIT A-2

              OPINION OF INTERNAL COLORADO COUNSEL FOR THE COMPANY

                                  See attached.


                                      A-2-1

                                    EXHIBIT B

                  NEGATIVE ASSURANCE LETTER OF COMPANY COUNSEL

                                  See attached.

                                    EXHIBIT C

          OPINION OF COMPANY COUNSEL CONCERNING CERTAIN IOWA INSOLVENCY
                                     MATTERS

                                  See attached.

                                    EXHIBIT D

        OPINION OF COMPANY COUNSEL CONCERNING CERTAIN FEDERAL SECURITIES
                                     MATTERS

                                  See attached.

                                    EXHIBIT E

        OPINION OF COMPANY COUNSEL CONCERNING CERTAIN NEW YORK, ILLINOIS
                             AND FEDERAL LAW MATTERS

                                  See attached.

                                    EXHIBIT F

            OPINION OF COMPANY COUNSEL CONCERNING CERTAIN TAX MATTERS

                                  See attached.

                                    EXHIBIT G

           MEMORANDUM OF COMPANY COUNSEL CONCERNING CERTAIN INSURANCE
                                     MATTERS

                                  See attached.

                                    EXHIBIT H

         OPINION OF COMPANY COUNSEL CONCERNING CERTAIN INSURANCE MATTERS

                                  See attached.

                                    EXHIBIT I

                            OPINION OF AGENTS COUNSEL

                                  See attached.

                                    EXHIBIT J

                       OPINION OF COUNSEL FOR THE TRUSTEE

                                  See attached.

                                    EXHIBIT K

                  OPINION OF COUNSEL FOR THE INDENTURE TRUSTEE

                                  See attached.

                                    EXHIBIT L

                OPINION OF COUNSEL FOR THE TRUST BENEFICIAL OWNER

                                  See attached.

                                    EXHIBIT M

FORM OF AGENT ACCESSION LETTER (ON LETTERHEAD OF THE COMPANY)

[Name of new Agent]
[Address]

Ladies and Gentlemen:

     We refer to the Distribution Agreement, dated September [__], 2006, entered into in respect of the Secured Medium-Term Notes Program (such agreement, as modified or amended from time to time, the "Distribution Agreement") among ourselves, ING USA Annuity and Life Insurance Company, [specify Trust(s)] and the Agents from time to time party thereto, and have the pleasure of inviting you to become an Agent [but only in respect of [specify series of Notes (the "Notes")]](1) subject to and in accordance with the terms of the Distribution Agreement, a copy of which has been supplied to you by us. In addition, we enclose letters from counsel to [__________] entitling you to rely on the original letters referred to in Section 7(b) to the Distribution Agreement, as such letters may have been amended or supplemented, together with copies of such original, amended or supplemented letters. Please return to us a copy of this letter signed by an authorized signatory whereupon you will become an Agent for the purposes of the Distribution Agreement, with all the authority, rights, powers, duties and obligations of an Agent under the Distribution Agreement [except that, following the issue of the Notes, you shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the Notes].(2)

     This letter is governed by, and shall be construed in accordance with, the laws of the State of New York. The provisions of Section 19 of the Distribution Agreement shall apply to this letter as if set out herein in full.

                                        Yours faithfully,

                                        ING USA ANNUITY AND LIFE INSURANCE
                                        COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

----------
(1) Insert where the new Agent is being appointed only in relation to a particular series.

(2) Insert where the new Agent is being appointed only in relation to a particular series.

                                  CONFIRMATION

We hereby accept the appointment as an Agent and accept all of the duties and obligations under, and the terms and conditions of, the Distribution Agreement upon the terms of this letter and affirm all representations, warranties and covenants contained therein as of the applicable date [but only in respect of [specify series of Notes]].(3)

We confirm that we are in receipt of all the documents that we have requested and have found them to be satisfactory.

For the purposes of the Distribution Agreement, our communications details are as set out below.

                                        [NEW AGENT]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Date: [                                ]
                                               --------------------------------

                                        Address: [                             ]
                                                  -----------------------------
                                        Facsimile: [                           ]
                                                    ---------------------------
                                        Attention: [                           ]
                                                    ---------------------------

Copies to:

The Indenture Trustee and the existing Paying Agent

[All existing Agents who have been appointed in respect of the Programs generally](4)

----------
(3) Insert where the new Agent is being appointed only in relation to a particular series.

(4) Insert where the incoming Agent is being appointed in respect of the Program generally.


                                       M-2